THIRD AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                   FLORIDA LITHOTRIPTERS LIMITED PARTNERSHIP I

                  THIS AMENDMENT, effective as of the 30th day of September, 1999, is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Florida Lithotripters Limited Partnership I, a Florida limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                    RECITALS:
                                    --------

                  1. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners", entered into that certain Agreement of Limited Partnership of Florida Lithotripters Limited Partnership I dated August 5, 1991, as amended.

     2. The Partners  desire to amend the Agreement to reflect the assignment by
D. Russell Locke and Ira W. Klimberg of their respective 1.95% limited partner interests in the Partnership to Lithotripters, Inc., and the admission of Lithotripters, Inc. as a substitute Limited Partner.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule  A-3 is  deleted  in its  entirety  and  new
                  Schedule A-4, attached hereto, is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first-above written.

                                         GENERAL PARTNER:

                                         Lithotripters, Inc.

                                         By:
                                                Name:
                                                Title:

                                        ALL THE LIMITED PARTNERS OF THE
                                        PARTNERSHIP WHOSE NAMES APPEAR ON
                                        SCHEDULE A-3

                                         By:/s/ Joseph Jenkins, M.D.      (SEAL)
                                         ---------------------------
                                                Joseph Jenkins, M.D.,
                                                Attorney-in-Fact*

* Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.

                                                      -1-




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                                                                    SCHEDULE A-4

                        Schedule of Partnership Interests

                   Florida Lithotripters Limited Partnership I

           CONTRIBUTIONS OF CAPITAL TO THE PARTNERSHIP AND GUARANTIES

                                Cash            Percentage
General Partner         Contribution            Interest

Lithotripters, Inc.       $49,687.52             20.0000

Limited Partners

John P. Adams               2,500.00              1.0000

Stephen W. Alcorn           2,500.00              1.0000

Thomas Ayers                2,500.00              1.0000

Dan Beraha                  4,875.00              1.9500

Jim Brady                     936.68              0.4163

B. Thomas Brown             4,500.00              1.8000

Joseph L. Camps             3,250.00              1.3000

Anthony L. Cantwell         2,500.00              1.0000

Charles Cartwright          2,500.00              1.0000

Ramesh Chopra               2,500.00              1.0000

Franklin Clark                937.58              0.4167

Mark Cohen                  2,500.00              1.0000

J. A. Colom                 3,250.00              1.3000

David Cunningham            4,125.00              1.6500

Allan Davis                 2,500.00              1.0000

Stephen L. Deardourff       2,500.00              1.0000

Fran Deture                 N/A (1)               1.0000

Pareshkumar Desai           4,875.00              1.9500

Martin K. Dineen            4,125.00              1.6500

Neil P. Dunn                2,500.00              1.0000

Basil Fossum                2,500.00              1.0000

Clark Gaddy                 2,500.00              1.0000

Philip Gallina                937.58              0.4167

John Garner                 2,500.00              1.0000

Michael Grable              4,125.00              1.6500

Frank Greskovich            2,500.00              1.0000

William Grine                 937.58              0.4167



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                                Cash            Percentage
General Partner         Contribution            Interest



Lawrence Hatchattq          $2,500.00            1.0000%

Dennis Healey                N/A (2)             0.6500

Warren T. Hitt              3,250.00             1.3000

Joseph Jenkins                937.58             0.4167

William Jones               2,500.00             1.0000

Thomas Jordan                 937.58             0.4167

William Jordan                937.58             0.4167

Charles King                4,875.00             1.9500

Robert Lankford             4,875.00             1.9500

Lithotripters, Inc.           N/A (3)            6.0500

Mark McCaughan              2,500.00             1.0000

Alvie Carl McCully          2,500.00             1.0000

David Miles                 3,250.00             1.3000

Thomas Mobley                 937.58             0.4167

Bert Morrow                 4,500.00             1.8000

Dan Myers                     937.58             0.4167

Robert C. Newman            5,375.00             2.1500

Enrique Panlilio            2,500.00             1.0000

Greg Parr                   1,250.00             0.5000

Jack Paulk                  4,875.00             1.9500

Dennis Peters               2,500.00             1.0000

William Eugene Potts, Jr.   2,500.00             1.0000

Tony Rand                     937.58             0.4167

Edward Rietze                 937.58             0.4167

Raleigh Rollins             2,500.00             1.0000

Tom Sanders                 2,500.00             1.0000

W. Paul Sawyer              2,500.00             1.0000

Scott Sellinger             2,500.00             1.0000

Fouad Shami                 2,500.00             1.0000

John Sharpe                 4,875.00             1.9500

David Sneed                 4,125.00             1.6500

James C. Springer           2,500.00             1.0000

Thomas F. Stringer          2,500.00             1.0000

Harvey Taub                    N/A (4)           0.6500

Alan Terry                    937.58             0.4167

Derrick Thompson            2,500.00             1.0000

John W. Timmons             2,500.00             1.0000

Minoo Vaghaiwalla           3,250.00             1.3000

Dixon Walker                2,500.00             1.0000

John Wescot                 3,250.00             1.3000




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                                Cash            Percentage
General Partner         Contribution            Interest



Robert Youngman           $2,500.00              1.0000%

Thomas Zachos              2,500.00              1.0000

Nicholai Zelneranok        3,250.00              1.3000

         TOTAL          $245,187.58            100.0000

(1) Fran Deture purchased his limited partnership interest from the Estate of David Drylie and, therefore, he made no capital contribution to the Partnership.

(2) Dennis Healey received his limited partnership interest due to an assignment from the Estate of Byron H. McCormick and, therefore, made no capital contribution to the Partnership.

(3) Lithotripters, Inc. purchased its limited partnership interest pursuant to various assignments from existing Limited Partners and, therefore, made no capital contribution to the Partnership as a result of its purchase of such interest.

(4) Harvey Taub received his limited partnership interest due to an assignment from the Estate of Byron H. McCormick and, therefore, made no capital contribution to the Partnership.




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